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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D. C. 20549


                                   FORM 8-K/A

                          AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 16, 1998
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                            KRUG INTERNATIONAL CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                  OHIO                               0-2901                       31-0621189
                  ----                               ------                       ----------
      (STATE OR OTHER JURISDICTION                (COMMISSION                  (I.R.S.  EMPLOYER
            OF INCORPORATION)                     FILE NUMBER)                 IDENTIFICATION NO.)




         1290 HERCULES DRIVE, SUITE 120, HOUSTON, TEXAS                         77058
         ----------------------------------------------                         -----
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)
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        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (281) 212-1233
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements of Business Acquired -

                  Financial statements of Wyle Laboratories, Inc. as of and for the Years Ended December 31, 1997 and 1996, and Independent
                  Auditors' Report (incorporated by reference to Exhibit 99.3 of this Report on Form 8-K/A).

        (b) Pro Forma Financial Information -

                  KRUG International Corp. Pro Forma Statement of Earnings for the year ended March 31, 1997 and the nine months ended
                  December 31, 1997 (incorporated by reference to Exhibit 99.1 of Registrant's Report on Form 8-K filed March 31, 1998).

                  KRUG International Corp. Pro Forma Balance Sheet as of
                  December 31, 1997 (incorporated by reference to Exhibit 99.2 of Registrant's Report on Form 8-K filed March 31, 1998).

        (c) Exhibits

                  10.1  Agreement and Plan of Merger between KRUG Life Sciences
                        Inc., Technology/Scientific Services, Inc. and Wyle
                        Laboratories, Inc. dated March 12, 1998 (incorporated by reference to Exhibit 10.1 of Registrant's Report on Form
                        8-K filed March 31, 1998).

                  23.1  Consent of Deloitte & Touche LLP dated May 28, 1998
                        (incorporated by reference to Exhibit 23.1 of this Report on Form 8-K/A).

                  99.1 KRUG International Corp. Pro Forma Statement of Earnings for the year ended March 31, 1997 and the nine months ended December 31, 1997 (incorporated by reference to Exhibit 99.1 of Registrant's Report on Form 8-K filed
                        March 31, 1998).

                  99.2  KRUG International Corp. Pro Forma Balance Sheet as of
                        December 31, 1997 (incorporated by reference to Exhibit
                        99.2 of Registrant's Report on Form 8-K filed March 31,
                        1998).

                  99.3 Wyle Laboratories, Inc. Financial Statements as of and for the Years Ended December 31, 1997 and 1996, and
                        Independent Auditors' Report (incorporated by reference to Exhibit 99.3 of this Report on Form 8-K/A).


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    KRUG International Corp.

Date: May 29, 1998
                                             By:    /s/ Mark J. Stockslager
                                                    ----------------------------
                                                    Mark J. Stockslager
                                                    Principal Accounting Officer

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                                  EXHIBIT INDEX

Exhibit                 Description
-------                 -----------
  10.1                  Agreement and Plan of Merger between KRUG Life Sciences
                        Inc., Technology/Scientific Services, Inc. and Wyle
                        Laboratories, Inc. dated March 12, 1998 (incorporated by
                        reference to Exhibit 10.1 of Registrant's Report on Form
                        8-K filed March 31, 1998).

  23.1                  Consent of Deloitte & Touche LLP dated May 28, 1998.

  99.1 KRUG International Corp. Pro Forma Statement of Earnings for the year ended March 31, 1997 and the nine months ended December 31, 1997 (incorporated by reference to Exhibit 99.1 of Registrant's Report on Form 8-K filed
                        March 31, 1998).

  99.2                  KRUG International Corp. Pro Forma Balance Sheet as of
                        December 31, 1997 (incorporated by reference to Exhibit
                        99.2 of Registrant's Report on Form 8-K filed March 31,
                        1998).

  99.3 Wyle Laboratories, Inc. Financial Statements as of and for the Years Ended December 31, 1997 and 1996, and
                        Independent Auditors' Report.
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